UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    February 13, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.
On February 13, 2023 Albany International issued a news release reporting fourth quarter 2022 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Tuesday February 14, 2023. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated February 13, 2023 reporting fourth-quarter 2022 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: February 13, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated February 13, 2023 reporting fourth-quarter 2022 financial results.
104	Inline XBRL cover page.

Exhibit 99.1
Albany International Reports Fourth-Quarter 2022 Results

ROCHESTER, N.H.— (BUSINESS WIRE) -- February 13, 2023 — Albany International Corp. (NYSE:AIN) today reported operating results for its fourth quarter of 2022, which ended December 31, 2022.

"We are pleased to report another strong quarter to close 2022," said Bill Higgins, President and Chief Executive Officer. "Our teams successfully addressed multiple challenges throughout the past year. We overcame supply chain challenges and managed inflationary pressures while serving customers, winning new business, and developing new products. Full year Revenue, Gross profit, Operating income, and Adjusted EBITDA all moved higher compared to 2021's results.

"Our Engineered Composites segment grew its top line 37%, the result of recovering LEAP production and new business wins, headlined by expanded content on the CH-53K helicopter program.

"Our Machine Clothing segment's execution and financial results continued to be impressive. The segment delivered excellent profitability in 2022 with Adjusted EBITDA margins exceeding 37% despite the inflationary environment."

For the fourth-quarter ended December 31, 2022:
•Net sales were $268.8 million, up 12.0%, or 15.5% after adjusting for currency translation, when compared to the prior year, driven by growth in the Engineered Composites segment.
•Gross profit of $97.1 million was 1.1% higher than the $96.1 million reported for the same period of 2021, mainly due to higher net sales in the lower margin Engineered Composites segment.
•Selling, Technical, General, and Research (STG&R) expenses were $59.3 million, compared to $53.2 million in the same period of 2021. The increase was driven by higher foreign currency revaluation expense, incentive compensation costs, and investments in sales and marketing activities.
•Operating income was $37.9 million, compared to $41.7 million in the prior year, a decrease of 9.2%.
•The effective tax rate for the quarter was 42.1% compared to a 27.3% effective tax rate in the fourth quarter of 2021, due to a shift in taxable income to higher tax rate jurisdictions and unfavorable effects of discrete items.
•Net income attributable to the Company was $18.1 million ($0.58 per share), compared to $28.6 million ($0.89 per share) in the fourth quarter of 2021. Adjusted earnings per share (or Adjusted EPS, a non-GAAP measure) was $0.75 per share, compared to $0.86 per share for the same period of last year.
•Adjusted EBITDA (a non-GAAP measure) was $58.4 million, compared to $60.6 million in the fourth quarter of 2021, a decrease of 3.6%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

"We are in a solid position as we enter 2023 with a strong balance sheet and healthy order books," said Stephen Nolan, Chief Financial Officer. "We expect to sustain strong results consistent with our long-term goals for both of our businesses in the coming year."

Outlook for Full-Year 2023
Albany International announces its initial financial guidance for the full-year 2023:
•Total company revenue between $1.01 and $1.05 billion;
•Effective income tax rate, including tax adjustments, between 28% and 30%;
•Total company depreciation and amortization between $70 and $75 million;
•Capital expenditures in the range of $90 to $100 million;
•GAAP and Adjusted earnings per share between $3.10 and $3.60;
•Total company Adjusted EBITDA between $225 to $255 million;
•Machine Clothing revenue between $590 to $610 million;
•Machine Clothing Adjusted EBITDA between $205 and $225 million;
•Albany Engineered Composites (AEC) revenue between $420 to $440 million; and
•Albany Engineered Composites Adjusted EBITDA between $80 to $90 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net sales	$268,786	$239,918	$1,034,887	$929,240
Cost of goods sold	171,694	143,843	645,105	550,849

Gross profit	97,092	96,075	389,782	378,391
Selling, general, and administrative expenses	49,388	43,228	168,713	160,127
Technical and research expenses	9,957	10,006	39,941	38,922
Restructuring expenses, net	(162)	1,101	106	1,331

Operating income	37,909	41,740	181,022	178,011
Interest expense, net	2,664	3,370	14,000	14,891
Pension settlement expense	—	—	49,128	—
Aviation Manufacturing Jobs Protection (AMJP) grant	—	—	—	(5,832)
Other expense/(income), net	3,805	(1,194)	(14,086)	3,021

Income before income taxes	31,440	39,564	131,980	165,931
Income tax expense	13,199	10,788	35,472	47,163

Net income	18,241	28,776	96,508	118,768
Net income/(loss) attributable to the noncontrolling interest	111	140	746	290
Net income attributable to the Company	$18,130	$28,636	$95,762	$118,478

Earnings per share attributable to Company shareholders - Basic	$0.58	$0.89	$3.06	$3.66

Earnings per share attributable to Company shareholders - Diluted	$0.58	$0.88	$3.04	$3.65

Shares of the Company used in computing earnings per share:
Basic	31,111	32,285	31,339	32,348

Diluted	31,267	32,398	31,455	32,463

Dividends declared per share, Class A and Class B	$0.25	$0.21	$0.88	$0.81

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	December 31, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$291,776	$302,036
Accounts receivable, net	200,018	191,985
Contract assets, net	148,695	112,546
Inventories	139,050	117,882
Income taxes prepaid and receivable	7,938	1,958
Prepaid expenses and other current assets	50,962	32,394
Total current assets	$838,439	$758,801

Property, plant and equipment, net	445,658	436,417
Intangibles, net	33,811	39,081
Goodwill	178,217	182,124
Deferred income taxes	15,196	26,376
Noncurrent receivables, net	27,913	31,849
Other assets	103,021	81,416
Total assets	$1,642,255	$1,556,064

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$69,707	$68,954
Accrued liabilities	126,385	124,325
Current maturities of long-term debt	—	—
Income taxes payable	15,224	14,887
Total current liabilities	211,316	208,166

Long-term debt	439,000	350,000
Other noncurrent liabilities	108,758	107,794
Deferred taxes and other liabilities	15,638	12,499
Total liabilities	774,712	678,459

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; 40,785,434 issued in 2022 and 40,760,577 in 2021	41	41
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; none issued and outstanding in 2022 and 104 in 2021	—	—
Additional paid in capital	441,540	436,996
Retained earnings	931,318	863,057
Accumulated items of other comprehensive income:
Translation adjustments	(146,851)	(105,880)
Pension and postretirement liability adjustments	(15,783)	(38,490)
Derivative valuation adjustment	17,707	(1,614)
Treasury stock (Class A), at cost; 9,674,542 shares in 2022 and 8,665,090 in 2021	(364,923)	(280,143)
Total Company shareholders' equity	863,049	873,967
Noncontrolling interest	4,494	3,638
Total equity	867,543	877,605
Total liabilities and shareholders' equity	$1,642,255	$1,556,064

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	$18,241	$28,776	$96,508	$118,768
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,616	16,645	62,480	65,130
Amortization	1,525	2,263	6,569	9,125
Change in deferred taxes and other liabilities	7,086	5,159	(8,496)	12,181
Impairment of property, plant, equipment, and inventory	(802)	293	1,808	856
Non-cash interest expense	278	282	1,118	875
Non-cash portion of pension settlement expense	—	—	42,657	—
Compensation and benefits paid or payable in Class A Common Stock	1,245	914	4,527	3,146
Provision/(recovery) for credit losses from uncollected receivables and contract assets	523	(141)	1,408	(1,299)
Foreign currency remeasurement (gain)/loss on intercompany loans	2,195	(2,599)	(4,434)	(3,150)
Fair value adjustment on foreign currency options	(100)	—	(509)	169

Changes in operating assets and liabilities that provided/(used) cash:
Accounts receivable	5,959	6,558	(14,301)	(7,734)
Contract assets	767	3,276	(36,434)	25,446
Inventories	354	(104)	(24,541)	(9,942)
Prepaid expenses and other current assets	(1,401)	(3,442)	(4,134)	(998)
Income taxes prepaid and receivable	(3,826)	1,536	(6,005)	3,944
Accounts payable	3,491	5,180	8,572	9,492
Accrued liabilities	15,850	11,537	3,226	(774)
Income taxes payable	(2,456)	608	183	(477)
Noncurrent receivables	935	1,523	3,911	4,355
Other noncurrent liabilities	(4,173)	(8,131)	(10,133)	(13,713)
Other, net	(400)	(1,157)	4,234	2,075
Net cash provided by operating activities	60,907	68,976	128,214	217,475

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(42,727)	(21,039)	(93,675)	(52,793)
Purchased software	(789)	(512)	(2,673)	(906)
Net cash used in investing activities	(43,516)	(21,551)	(96,348)	(53,699)

FINANCING ACTIVITIES
Proceeds from borrowings	17,000	—	162,000	8,000
Principal payments on debt	(25,000)	—	(73,000)	(56,009)
Principal payments on finance lease liabilities	—	(371)	(654)	(1,438)
Debt acquisition costs	—	—	—	—
Purchase of Treasury shares	—	(23,449)	(84,780)	(23,449)
Taxes paid in lieu of share issuance	—	—	(770)	(998)
Proceeds from options exercised	—	—	17	153
Dividends paid	(6,533)	(6,476)	(26,465)	(25,894)
Net cash used in financing activities	(14,533)	(30,296)	(23,652)	(99,635)

Effect of exchange rate changes on cash and cash equivalents	12,436	(1,310)	(18,474)	(3,421)

Increase/(decrease) in cash and cash equivalents	15,294	15,819	(10,260)	60,720
Cash and cash equivalents at beginning of period	276,482	286,217	302,036	241,316
Cash and cash equivalents at end of period	$291,776	$302,036	$291,776	$302,036

Financial tables and reconciliation of non-GAAP measures to comparable GAAP measures
The following tables present Net sales and the effect of changes in currency translation rates:

(in thousands, except percentages)	Net sales as reported, Q4 2022	(Decrease) due to changes in currency translation rates	Q4 2022 sales on same basis as Q4 2021 currency translation rates	Net sales as reported, Q4 2021	% Change compared to Q4 2021, excluding currency rate effects
Machine Clothing	$150,340	$(6,303)	$156,643	$156,717	—%
Albany Engineered Composites	118,446	(1,979)	120,425	83,201	44.7%
Consolidated total	$268,786	$(8,282)	$277,068	$239,918	15.5%

(in thousands, except percentages)	Net sales as reported, YTD 2022	Increase due to changes in currency translation rates	YTD 2022 sales on same basis as 2021 currency translation rates	Net sales as reported, YTD 2021	% Change compared to 2021, excluding currency rate effects
Machine Clothing	$609,461	$(20,848)	$630,309	$619,015	1.8%
Albany Engineered Composites	425,426	(7,610)	433,036	310,225	39.6%
Consolidated total	$1,034,887	$(28,458)	$1,063,345	$929,240	14.4%

The following tables present Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q4 2022	Gross profit margin, Q4 2022	Gross profit, Q4 2021	Gross profit margin, Q4 2021
Machine Clothing	$74,851	49.8%	$82,030	52.3%
Albany Engineered Composites	22,241	18.8%	14,045	16.9%
Consolidated total	$97,092	36.1%	$96,075	40.0%

(in thousands, except percentages)	Gross profit, YTD 2022	Gross profit margin, YTD 2022	Gross profit, YTD 2021	Gross profit margin, YTD 2021
Machine Clothing	$312,285	51.2%	$322,457	52.1%
Albany Engineered Composites	77,497	18.2%	55,934	18.0%
Consolidated total	$389,782	37.7%	$378,391	40.7%

A reconciliation from Net income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended December 31, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$44,462	$10,891	$(37,112)	$18,241
Interest expense, net	—	—	2,664	2,664
Income tax expense	—	—	13,199	13,199
Depreciation and amortization expense	4,767	11,410	964	17,141
EBITDA (non-GAAP)	49,229	22,301	(20,285)	51,245
Restructuring expenses, net	(163)	—	1	(162)
Foreign currency revaluation (gains)/losses (a)	3,170	(83)	7,663	10,750
Acquisition/integration costs	—	251	—	251
Dissolution of business relationships in Russia	(79)	—	—	(79)
IP address sales	—	—	(3,420)	(3,420)
Pre-tax (income) attributable to noncontrolling interest	—	(184)	—	(184)
Adjusted EBITDA (non-GAAP)	$52,157	$22,285	$(16,041)	$58,401
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	34.7%	18.8%	—	21.7%

Three months ended December 31, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$53,923	$3,141	$(28,288)	$28,776
Interest expense, net	—	—	3,370	3,370
Income tax expense	—	—	10,788	10,788
Depreciation and amortization expense	4,919	13,076	913	18,908
EBITDA (non-GAAP)	58,842	16,217	(13,217)	61,842
Restructuring expenses, net	1,009	72	20	1,101
Foreign currency revaluation (gains)/losses (a)	(151)	(313)	(1,998)	(2,462)
Acquisition/integration costs	—	255	—	255
AMJP grant	—	138	—	138
Pre-tax (income) attributable to noncontrolling interest	—	(304)	—	(304)
Adjusted EBITDA (non-GAAP)	$59,700	$16,065	$(15,195)	$60,570
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.1%	19.3%	—	25.2%

Twelve months ended December 31, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$206,214	$31,579	$(141,285)	$96,508
Interest expense, net	—	—	14,000	14,000
Income tax expense	—	—	35,472	35,472
Depreciation and amortization expense	19,483	46,202	3,364	69,049
EBITDA (non-GAAP)	225,697	77,781	(88,449)	215,029
Restructuring expenses, net	92	—	14	106
Foreign currency revaluation (gains)/losses (a)	(520)	672	(9,981)	(9,829)
Dissolution of business relationships in Russia	1,494	—	781	2,275
Pension settlement expense	—	—	49,128	49,128
IP address sales	—	—	(3,420)	(3,420)
Acquisition/integration costs	—	1,057	—	1,057
Pre-tax (income) attributable to noncontrolling interest	—	(817)	—	(817)
Adjusted EBITDA (non-GAAP)	$226,763	$78,693	$(51,927)	$253,529
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	37.2%	18.5%	—%	24.5%

Twelve months ended December 31, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$215,654	$16,160	$(113,046)	$118,768
Interest expense, net	—	—	14,891	14,891
Income tax expense	—	—	47,163	47,163
Depreciation and amortization expense	20,191	50,402	3,662	74,255
EBITDA (non-GAAP)	235,845	66,562	(47,330)	255,077
Restructuring expenses, net	1,202	32	97	1,331
Foreign currency revaluation (gains)/losses (a)	(307)	50	(1,185)	(1,442)
AMJP grant	—	1,101	(5,832)	(4,731)
Acquisition/integration costs	—	1,166	—	1,166
Pre-tax (income) attributable to noncontrolling interest	—	(510)	—	(510)
Adjusted EBITDA (non-GAAP)	$236,740	$68,401	$(54,250)	$250,891
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.2%	22.0%	—	27.0%

Per share impact of the adjustments to earnings per share are as follows:

Three months ended December 31, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$(162)	$(41)	$(121)	$0.00
Foreign currency revaluation (gains)/losses (a)	10,750	3,247	7,503	0.24
Dissolution of business relationships in Russia	(79)	(9)	(70)	0.00
IP address sales	(3,420)	(872)	(2,548)	(0.08)
Acquisition/integration costs	251	75	176	0.01

Three months ended December 31, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$1,101	$332	$769	$0.02
Foreign currency revaluation (gains)/losses (a)	(2,462)	(655)	(1,807)	(0.06)
Acquisition/integration costs	255	76	179	0.01
AMJP grant	138	42	96	0.00

Year ended December 31, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$106	$34	$72	$0.01
Foreign currency revaluation (gains)/losses (a)	(9,829)	(2,582)	(7,247)	(0.23)
Dissolution of business relationships in Russia	2,275	305	1,970	0.06
Pension settlement expense	49,128	11,947	37,181	1.20
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	—	5,217	(5,217)	(0.17)
IP address sales	(3,420)	(872)	(2,548)	(0.08)
Acquisition/integration costs	1,057	316	741	0.04

Year ended December 31, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$1,331	$399	$932	$0.02
Foreign currency revaluation (gains)/losses (a)	(1,442)	(323)	(1,119)	(0.04)
AMJP grant	(4,731)	(1,404)	(3,327)	(0.11)
Acquisition/integration costs	1,166	349	817	0.04

The following table provides a reconciliation of Earnings per share to Adjusted Earnings per share:

	Three months ended December 31,		Twelve months ended December 31,
Per share amounts (Basic)	2022	2021	2022	2021
Earnings per share (GAAP)	$0.58	$0.89	$3.06	$3.66
Adjustments, after tax:
Restructuring expenses, net	—	0.02	0.01	0.02
Foreign currency revaluation (gains)/losses (a)	0.24	(0.06)	(0.23)	(0.04)
Dissolution of business relationships in Russia	—	—	0.06	—
Pension settlement charge	—	—	1.20	—
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	—	—	(0.17)	—
IP address sales	(0.08)	—	(0.08)	—
AMJP grant	—	—	—	(0.11)
Acquisition/integration costs	0.01	0.01	0.04	0.04
Adjusted Earnings per share (non-GAAP)	$0.75	$0.86	$3.89	$3.57

(a) Foreign currency revaluation (gains)/losses represent unrealized gains and losses arising from the remeasurement of monetary assets and liabilities denominated in non-functional currencies on the balance sheet date.
(b) Our Adjusted EPS excluded the benefit from the reclassification of stranded income tax effects caused by the TCJA associated with the US pension plan liability that was eliminated in September 2022, and would not be indicative of ongoing or expected future income tax rate at the Company. Management believes excluding pension settlement expense and its income tax impact, including the stranded income tax effects, from its Adjusted EBITDA and Adjusted EPS for the year ended December 31, 2022 would provide investors a transparent view and enhanced ability to better assess the Company's ongoing operational and financial performance.

The calculations of net debt are as follows:

(in thousands)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Current maturities of long-term debt	$—	$—	$—	$—	$—
Long-term debt	439,000	447,000	485,000	427,000	350,000
Total debt	439,000	447,000	485,000	427,000	350,000
Cash and cash equivalents	291,776	276,482	320,870	307,415	302,036
Net debt (non GAAP)	$147,224	$170,518	$164,130	$119,585	$47,964

The calculation of net leverage ratio as of December 31, 2022 is as follows:

Total Company
Twelve months ended
(in thousands)	December 31, 2022
Net income/(loss) (GAAP)	$96,508
Interest expense, net	14,000
Income tax expense	35,472
Depreciation and amortization expense	69,049
EBITDA (non-GAAP)	215,029
Restructuring expenses, net	106
Foreign currency revaluation (gains)/losses (a)	(9,829)
Dissolution of business relationships in Russia	2,275
Pension settlement expense	49,128
IP address sales	(3,420)
Acquisition/integration costs	1,057
Pre-tax (income) attributable to noncontrolling interest	(817)
Adjusted EBITDA (non-GAAP)	$253,529

(in thousands, except for net leverage ratio)	December 31, 2022
Net debt (non-GAAP)	$147,224
Adjusted EBITDA (non-GAAP)	253,529
Net leverage ratio (non-GAAP)	0.58

The tables below provide a reconciliation of initial outlook for the full-year 2023 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Initial Outlook Full Year 2023 Adjusted EBITDA	Machine Clothing			AEC
(in millions)	Low	High		Low	High
Net income attributable to the Company (GAAP) (c)	$185	$205		$32	$41
Income attributable to the noncontrolling interest	—	—		(1)	(1)
Interest expense, net	—	—		—	—
Income tax expense	—	—		—	—
Depreciation and amortization	20	20		48	49
EBITDA (non-GAAP)	205	225	—	79	89
Restructuring expenses, net (c)	—	—		—	—
Foreign currency revaluation (gains)/losses (c)	—	—		—	—
Acquisition/integration costs (c)	—	—		—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—		1	1
Adjusted EBITDA (non-GAAP)	$205	$225	$—	$80	$90
(c) Interest, Other income/expense and Income taxes are not allocated to the business segments

Initial Outlook Full Year 2023 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP) (c)	$98	$113
Income attributable to the noncontrolling interest	(1)	(1)
Interest expense, net	17	18
Income tax expense	40	49
Depreciation and amortization	70	75
EBITDA (non-GAAP)	224	254
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	—	—
Acquisition/integration costs (d)	—	—
Pre-tax (income)/loss attributable to non-controlling interest	1	1
Adjusted EBITDA (non-GAAP)	$225	$255

	Total Company
Forecast of Full Year 2023 Earnings per share (basic) (e)	Low	High
Net income attributable to the Company (GAAP) (c)	$3.10	$3.60
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	—	—
Acquisition/integration costs (d)	—	—
Adjusted Earnings per share (non-GAAP)	$3.10	$3.60

(d) Due to the uncertainty of these items, we are unable to forecast these items for 2023.
(e) Calculations based on estimated shares outstanding of approximately 31.2 million.

About Albany International Corp.
Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of custom-designed, consumable fabrics and process belts essential for the manufacture of all grades of paper products. Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 23 facilities in 11 countries, employs approximately 4,200 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, that should not be considered in isolation or as a substitute for the related GAAP measures. Such non-GAAP measures include net sales and percent change in net sales, excluding the impact of currency translation effects ; EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin; Net debt; Net leverage ratio; and Adjusted earnings per share (or Adjusted EPS). Management believes that these non-GAAP measures provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net sales and change in Net sales, after currency effects are excluded, provides management and investors insight into underlying sales trends. Net sales, or percent changes in net sales, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA (calculated as net income excluding interest, income taxes, depreciation and amortization), Adjusted EBITDA, and Adjusted EPS are performance measures that relate to the Company’s continuing operations. The Company defines Adjusted EBITDA as EBITDA excluding costs or benefits that are not reflective of the Company’s ongoing or expected future operational performance. Such excluded costs or benefits do not consist of normal, recurring cash items necessary to generate revenues or operate our business. Adjusted EBITDA margin represents Adjusted EBITDA expressed as a percentage of net sales.

The Company defines Adjusted EPS as basic earnings per share (GAAP), adjusted by the after tax per share amount of costs or benefits not reflective of the Company’s ongoing or expected future operational performance. The income tax effects are calculated using the applicable statutory income tax rate of the jurisdictions where such costs or benefits were incurred or the effective tax rate applicable to total company results.

The Company’s Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EPS may not be comparable to similarly titled measures of other companies.

Net debt aids investors in understanding the Company’s debt position if all available cash were applied to pay down indebtedness.

Net leverage ratio informs the investors of the Company's financial leverage at the end of the reporting period, providing an indicator of the Company's ability to repay its debt.

We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic conditions, including inflationary cost pressures, as well as global events, which include but are not limited to, the ongoing COVID-19 pandemic and the Russia-Ukraine military conflicts; paper-industry trends and conditions during 2022 and in future years; expectations in 2022 and in future periods of sales, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net sales), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the sales growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contact
John Hobbs
603-330-5897
john.hobbs@albint.com